UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

SPEED COMMERCE, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1303 E. Arapaho Road, Suite 200

Richardson, TX 75081

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

                                     Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit Index

Item 8.01 Other Events.

On March 31, 2014, Speed Commerce, Inc. (the “Company”) issued a press release regarding its intention to divest its retail distribution business. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits:

Exhibit

99.1            Press Release issued by the Company on March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPEED COMMERCE, INC.

Dated: March 31, 2014	By:	/s/ Ryan F. Urness
Name: Ryan F. Urness
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on March 31, 2014